Exhibit 10.13

FIRST AMENDMENT AND JOINDER TO CREDIT AGREEMENT

This FIRST AMENDMENT AND JOINDER TO CREDIT AGREEMENT (this “Amendment”) is entered into effective as of October 7, 2024 (the “Effective Date”), among SWIF II INVESTMENT CO. TOWERS II, LLC, a Delaware limited liability company (“Towers”), SWIF II INVESTMENT CO. DATA CENTER, LLC, a Delaware limited liability company (“Data Center”), and SWIF II INVESTMENT CO. FIBER, LLC, a Delaware limited liability company (“Fiber”, and together with Towers and Data Center, collectively, the “Original Borrowers” and each, individually, an “Original Borrower”), VOGUE TOWERS II, LLC, a Delaware limited liability company (“Vogue Towers”), SWIF II INVESTMENT CO. I, LLC, a Delaware limited liability company (“Investment Co”, and together with Vogue Towers, collectively, the “New Borrowers”, and each, individually, a “New Borrower”), STRATEGIC WIRELESS INFRASTRUCTURE FUND II, INC., a Maryland corporation (the “Parent”), the Lenders (as defined in the Credit Agreement referred to below) party hereto, and SUNFLOWER BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Original Borrowers, the Parent, the Lenders from time to time party thereto, and the Administrative Agent are parties to that certain Secured Revolving Loan Credit Agreement, dated as of March 15, 2023 (as amended hereby and as the same may hereafter be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Original Borrowers have requested (i) that the New Borrowers (together with the Original Borrowers, collectively, the “Borrowers” and each, individually, a “Borrower”) be added as borrowers under the Credit Agreement, (ii) certain amendments to the Credit Agreement in connection therewith, and (iii) that the Administrative Agent and the Required Lenders waive the Specified Default (as hereinafter defined) all as further set forth herein;

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders are willing to agree to the addition of the New Borrowers as Borrowers and such amendments and waiver; and

WHEREAS, the Borrowers, the Parent, the Lenders, and the Administrative Agent acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, although they are under no obligation to do so, are willing to amend certain provisions of the Credit Agreement, all on terms and conditions set forth herein.

SECTION 1.          Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement, as amended hereby.

SECTION 2.          Amendments to the Credit Agreement. Subject to satisfaction of the conditions of effectiveness set forth in Section 4 of this Amendment, the parties hereto agree that:

(a)            Amendment to Section 1.1 of the Credit Agreement. The following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended and restated to read in their entireties as follows:

“Borrowers” means the “Borrowers” identified as such in the introductory paragraph hereto and each Additional Borrower, including, as of the First Amendment Effective Date, Vogue Towers II, LLC, a Delaware limited liability company, and SWIF II Investment Co. I, LLC, a Delaware limited liability company.

“Eligible Asset Cost” means the actual purchase price paid by the applicable Loan Party in the purchase or acquisition of an Eligible Asset plus any related customary closing expenses as evidenced by a closing statement in respect thereof.

“Eligible Asset Lease Agreement” means a lease agreement for the lease of an Eligible Asset by the applicable Loan Party, as lessor.

“Tower” means (a) any wireless communication tower owned, leased, licensed or managed by the Loan Parties, including any rooftop, billboard or other sites owned, leased, licensed or managed by the Loan Parties upon which a wireless communication tower is located, together with any real Property, real estate interest, fixtures and appurtenances that accompany the tower, rooftops, billboards or other sites and (b) any Tower Property.

“Tower Gross Revenue” means, for any period, all revenues of the Loan Parties or any predecessor-in-interest, as applicable, arising in respect of a Tower, including, without limitation, site maintenance fees paid, license and easement fees, and similar fees and revenues.

(b)            Additions to Section 1.1 of the Credit Agreement. The following definitions are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order to read in their entireties as follows:

“Additional Borrower” means each Subsidiary of the Parent who becomes a Borrower under this Agreement pursuant to the provisions of Section 2.22.

“First Amendment” means that certain First Amendment and Joinder to Secured Revolving Loan Credit Agreement, dated as of the First Amendment Effective Date, among the Borrowers, the Parent, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means October 7, 2024.

(c)            Amendment to Section 2.22 of the Credit Agreement. Section 2.22 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

Section 2.22         Additional Borrowers. The Borrowers may, subject to the consent of the Administrative Agent, designate any wholly-owned domestic Subsidiary of the Parent as an Additional Borrower to utilize the credit facilities provided for herein. Prior to any such Subsidiary becoming an Additional Borrower, the Administrative Agent and the Lenders shall have received (i) such supporting resolutions, incumbency certificates, opinions of counsel and other documents or information consistent with the documents delivered under Section 4.1, in form and substance reasonably satisfactory to the Administrative Agent, (ii) documentation and information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act, to the extent such documentation or information is requested by the Administrative Agent on behalf of the Lenders, and (iii) duly executed joinders to this Agreement, the Notes, the Security Agreement, and such other applicable Loan Documents in form and substance and as may be requested by the Administrative Agent in its discretion. The Administrative Agent shall notify the Lenders upon the effectiveness of the joinder of any Additional Borrower, and from and after such effectiveness, such Additional Borrower shall be a Borrower for all purposes of this Agreement.

(d)            Amendment to Section 7.1(d) of the Credit Agreement. Section 7.1(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(d)            Annual Forecasts. As soon as available, but in any event no later than 30 days after the end of each fiscal year of the Borrowers, forecasts prepared by management of the Borrowers and a summary of material assumptions used to prepare such forecasts, in form satisfactory to the Administrative Agent, including projected consolidated balance sheets and statements of income or operations and cash flows of the Borrowers and their Subsidiaries on a quarterly basis for such fiscal year; provided, notwithstanding the foregoing, with respect to the forecasts required by this clause (d) for the 2024 fiscal year, such forecasts shall be (i) delivered on or before September 30, 2024 and (ii) for the remaining portion of such fiscal year.

(e)            Amendment to Section 8.15(b) of the Credit Agreement. Section 8.15(b) of the Credit Agreement is hereby amended by amending and restated clause (i) therein to read in its entirety as follows:

(i) become a Subsidiary Guarantor by executing and delivering to the Administrative Agent a Guaranty or an Additional Borrower in accordance with Section 2.22,

(f)            Amendment to Schedules to Credit Agreement. Schedules 3.6, 3.7 and 3.18 to the Credit Agreement are hereby amended to add the information relating to the New Borrowers set forth on Schedules 3.6, 3.7 and 3.18, respectively, hereof.

(g)           Global Amendment. The term “Borrowers” as defined and as used in each of the Loan Documents, shall be, and hereby is, modified to include the New Borrowers and any Additional Borrower after the date hereof. All references to the term “Borrowers” contained in the Loan Documents are hereby modified and amended wherever necessary to reflect such modification of such term.

SECTION 3.           New Borrowers.

(a)            Each New Borrower hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such New Borrower will become a party to the Credit Agreement as a “Borrower” and a “Loan Party” for all purposes of the Credit Agreement and the other Loan Documents and shall have all of the obligations of a Borrower and a Loan Party thereunder as if it had executed the Credit Agreement and the other Loan Documents. Each New Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Borrowers and Loan Parties contained in the Credit Agreement and the other Loan Documents. Each of the New Borrowers is jointly and severally liable for the full payment and performance of the Obligations as a primary obligor.

(b)            Each New Borrower hereby represents and confirms that the representations and warranties set forth in the Credit Agreement which are applicable to the Borrowers are true and correct in all material respects (or, if qualified by materiality or by reference to a Material Adverse Effect, in all respects) with respect to such New Borrower on and as of the date hereof (and (i) after giving effect hereto or (ii) in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date), as if set forth herein in their entirety.

(c)            Each New Borrower hereby irrevocably appoints Borrower Representative as the borrowing agent and attorney-in-fact for all of the New Borrowers, which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by each New Borrower that such appointment has been revoked and that another Borrower has been appointed Borrower Representative and Section 12.25 of the Credit Agreement is hereby incorporated herein mutatis mutandis.

SECTION 4.           Specified Default; Limited Waiver.

(a)            Subject to the satisfaction of the conditions of effectiveness set forth in Section 5 of this Amendment, the Administrative Agent and the Required Lenders hereby waive any Default or Event of Default resulting from the failure by the Borrowers to deliver the forecasts required by Section 7.1(d) of the Credit Agreement prior to giving effect to this Amendment (such Default or Event of Default, the “Specified Default”).

(b)           Except as expressly provided herein, the limited waiver set forth in this Section 4 shall not be construed as a consent to or waiver of any other Default or Event of Default which may now exist or hereafter occur or result therefrom or any violation of any term, covenant or provision of the Credit Agreement or any other Loan Document. All rights and remedies of the Administrative Agent and the Lenders are hereby expressly reserved with respect to any such Default or Event of Default. The agreements contained herein do not affect or diminish the right of the Administrative Agent and the Lenders to require strict performance by each Borrower and each other Loan Party of each provision of each Loan Document to which such Person is a party. All terms and provisions of, and all rights and remedies of the Administrative Agent and the Lenders under, the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects. The limited waiver set forth in this Section 4 shall be effective in this specific instance and for the specific purpose for which it is given and shall not entitle the Borrowers or any other Loan Party to any other or further waiver or consent in any similar or other circumstances.

SECTION 5.           Conditions of Effectiveness. The amendments set forth in Section 2 of this Amendment, the joinder of the New Borrowers pursuant to Section 3 of this Amendment, and the limited waiver set forth in Section 4 of this Amendment, as well as any other terms and conditions set forth herein, shall be effective as of the Effective Date, subject to the satisfaction of the following conditions precedent:

(a)            the Administrative Agent shall have received each of the following, in form and substance reasonably satisfactory to the Administrative Agent:

(i)             a counterpart of this Amendment executed by the Borrowers, the Administrative Agent, and the Lenders,

(ii)            amended and restated Notes, executed by the Borrowers,

(iii)           a joinder to the Security Agreement, executed by the New Borrowers, together with such stock powers or other agreements or instruments of transfer as the Administrative Agent may request to perfect its Lien on any Collateral to the extent required under the Security Agreement,

(iv)           a certificate of the secretary, assistant secretary or other Responsible Officer of each New Borrower certifying as to the incumbency and genuineness of the signature of each officer of such New Borrower executing the Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles of incorporation or comparable organizational documents of such New Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of formation, (B) the bylaws or comparable organizational documents of such New Borrower as in effect on the date of such certifications, (C) resolutions duly adopted by the board of directors or comparable governing body of such New Borrower authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, and (D) certificates as of a recent date of the good standing or active status, as applicable, of such New Borrower under the laws of its jurisdiction of organization,

(v)            copies of insurance certificates describing all insurance policies required by Section 7.6 of the Credit Agreement with respect to the New Borrowers, together with loss payable and lender endorsements in favor of the Administrative Agent with respect to all insurance policies covering Collateral;

(vi)           the results of UCC Lien searches showing all financing statements and other documents or instruments on file against each New Borrower in the appropriate filing offices, such searches to be as of a date acceptable to the Administrative Agent and reflecting no Liens against any of the Property of the New Borrower other than Permitted Liens,

(vii)          an opinion of Troutman Pepper Hamilton Sanders LLP, counsel to the New Borrowers,

(viii)         a copy of each Eligible Asset Lease Agreement for each Eligible Asset of the New Borrowers,

(ix)            true and correct copies of all Material Contractual Obligations described on Schedule 3.7 hereto, and

(x)             a duly completed Borrowing Base Report, calculating the Borrowing Base on the Effective Date after giving effect to the joinder of the New Borrowers and the other transactions contemplated by this Amendment;

(b)            the Lenders shall have received at least five Business Days in advance of the Effective Date (x) all documentation and other information that is required by regulatory authorities under Anti-Money Laundering Laws, including, without limitation, the PATRIOT Act and any applicable “know your customer” rules and regulations, and (y) if any New Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such New Borrower;

(c)            the Administrative Agent shall have received payment or evidence of payment by the Borrowers of the costs and expenses referred in Section 12.3 of the Credit Agreement, to the extent invoiced on or prior to the date hereof;

(d)            no Default (other than the Specified Default) shall have occurred and be continuing, and since the effective date of the most recent financial statements delivered pursuant to Section 7.1(a) of the Credit Agreement, no event or circumstance exists that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect; and

(e)            the representations and warranties set forth in Section 7 hereof shall be true and correct in all material respects as of the date hereof.

SECTION 6.           Acknowledgment and Ratification. As a material inducement to the Administrative Agent and Lenders to execute and deliver this Amendment, each Borrower acknowledges and agrees that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Loan Parties under the Loan Documents, which Loan Documents shall remain in full force and effect.

SECTION 7.          Loan Parties’ Representations and Warranties. To induce the Administrative Agent and the Lenders to execute and deliver this Amendment, each Loan Party represents and warrants to the Administrative Agent and Lenders that, after giving effect to this Amendment:

(a)            this Amendment, the Credit Agreement and each of the other Loan Documents to which it is a party have each been duly executed and delivered by its duly authorized officers and constitute the legal, valid, and binding obligations of such party, enforceable against such party in accordance with their respective terms, except as limited by Debtor Relief Laws;

(b)           the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, if qualified by materiality or by reference to a Material Adverse Effect, in all respects) on and as of the Effective Date with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

(c)            at the time of this Amendment, no Default (other than the Specified Default) exists and after giving effect to this Amendment, no Default exists;

(d)           since the effective date of the most recent financial statements delivered pursuant to Section 7.1(a) of the Credit Agreement, there has been no event or circumstance has occurred that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect; and

(e)            the execution, delivery and performance of this Amendment are within such Loan Party’s limited liability company or corporate power, have been duly authorized, are not in contravention of any law applicable to such party or the terms of such party’s Constituent Documents and, except as have been previously obtained, do not require the consent or approval of any Governmental Authority or any other third party.

SECTION 8.          Administrative Agent and Lenders Make No Representations or Warranties. By execution of this Amendment, neither the Administrative Agent nor any Lender (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Amendment, the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto, or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of any Borrower, any other Loan Party or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.

SECTION 9.           Effect of Amendment. This Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement, the other Loan Documents or any of the instruments or agreements referred to therein, (b) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, including, without limitation, the right to accelerate the Obligations, institute foreclosure proceedings, exercise their respective rights under the UCC or other applicable law, and/or institute collection proceedings against any Borrower or any other Loan Party, to the extent provided therein or by law, and (c) shall not be deemed to be a waiver of any existing or future Default or Event of Default under the Credit Agreement or any other Loan Document.

SECTION 10.         Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Amendment, and any documents required or requested to be delivered pursuant to Section 5 hereof, may be delivered by telecopy or pdf transmission of the relevant signature pages hereof and thereof, as applicable. Sections 12.09 and 12.10 of the Credit Agreement are hereby incorporated herein mutatis mutandis.

SECTION 11.         Ratification. Each Loan Party ratifies and acknowledges the Loan Documents to which it is a party are valid, subsisting and enforceable.

SECTION 12.         NOTICE OF FINAL AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

ORIGINAL BORROWERS:

SWIF II Investment Co. Towers II, LLC,
a Delaware limited liability company

By:	SWIF II Towers Co. Intermediate Holdco II, LLC, its manager

By:	SWIF II Operating Partnership, LP, its sole manager

By:	Strategic Wireless Infrastructure Fund II, Inc. its general partner

By:	/s/ James Condon
Name:	James Condon
Title:	President

SWIF II Investment Co. Data Center, LLC,
a Delaware limited liability company

By:	SWIF II Data Center Co. Intermediate Holdco IV, LLC, its manager

By:	SWIF II Operating Partnership, LP, its sole manager

By:	Strategic Wireless Infrastructure Fund II, Inc. its general partner

By:	/s/ James Condon
Name:	James Condon
Title:	President

SWIF II Investment Co. Fiber, LLC,
a Delaware limited liability company

By:	SWIF II Fiber Co. Intermediate Holdco III, LLC, its manager

By:	SWIF II Operating Partnership, LP, its sole manager

By:	Strategic Wireless Infrastructure Fund II, Inc. its general partner

By:	/s/ James Condon
Name:	James Condon
Title:	President

First Amendment and Joinder to Credit Agreement – Signature Page

NEW BORROWERS:

VOGUE TOWERS II, LLC,
a Delaware limited liability company

By:	SWIF II Operating Partnership, LP, its sole member

By:	Strategic Wireless Infrastructure Fund II, Inc., its general partner

By:	/s/ James Condon
	Name:	James Condon
	Title:	President

SWIF II INVESTMENT CO. TOWERS I, LLC,
a Delaware limited liability company

By:	SWIF II Operating Partnership, LP, its sole member

By:	Strategic Wireless Infrastructure Fund II, Inc., its general partner

By:	/s/ James Condon
	Name:	James Condon
	Title:	President

PARENT:

STRATEGIC WIRELESS INFRASTRUCTURE FUND II, INC., a Maryland corporation

By:	/s/ James Condon
	Name:	James Condon
	Title:	President

First Amendment and Joinder to Credit Agreement – Signature Page

ADMINISTRATIVE AGENT:

SUNFLOWER BANK, N.A.,
as Administrative Agent

By:	/s/ Brian Cohen
	Name:	Brian Cohen
	Title:	Vice President

First Amendment and Joinder to Credit Agreement – Signature Page

LENDER:

SUNFLOWER BANK, N.A.

By:	/s/ Brian Cohen
	Name:	Brian Cohen
	Title:	Vice President

First Amendment and Joinder to Credit Agreement – Signature Page